EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 6, 2001 relating to the financial statements and the financial schedules which appear in this Form 10-K/A1.



PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
November 27, 2002